SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant To Section 13 Or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 29, 2006


                                 MORGAN STANLEY
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                         (State or Other Jurisdiction
                               of Incorporation)

               1-11758                                36-3145972
             (Commission                            (IRS Employer
             File Number)                         Identification No.)


    1585 Broadway, New York, New York                    10036
(Address of principal executive offices)              (Zip code)

        Registrant's telephone number, including area code: 212 761-4000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                    -----------------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     Based on the terms of an agreement Morgan Stanley reached to sell its interest in AWAS Aviation Holdings LLC, Morgan Stanley issued a press release on January 30, 2006 in which it indicated that it will reduce a previously recorded charge to the estimated fair value of AWAS Aviation Holdings LLC that was taken in the third quarter of 2005. A copy of such press release is attached to this Form 8-K as Exhibit 99.1 and hereby incorporated by reference.

Item 8.01  Other Events

     On January 30, 2006, Morgan Stanley issued a press release announcing that it had reached an agreement to sell its interest in AWAS Aviation Holdings LLC. A copy of such press release is attached to this Form 8-K as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01  Financial Statements and Exhibits


99.1    Press release of Morgan Stanley, dated January 30, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            MORGAN STANLEY



                                            /s/ William J. O'Shaughnessy, Jr
                                            ------------------------------------
                                            Name:  William J. O'Shaughnessy, Jr.
                                            Title: Assistant Secretary & Counsel


Date: January 30, 2006






                                        3